July 19, 2013

VIA EDGAR

Office of Insurance Products
Division of Investment Management
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549-4644

RE:    Principal Life Insurance Company Separate Account B
Principal Investment Plus Variable Annuity
Registration Statement on Form N-4
File No.’s: 333-116220 and 811-02091

I am Counsel for the above-referenced Registrant, and have reviewed the attached post-effective amendment which is being filed pursuant to Rule 485(b) under the Securities Act of 1933. I hereby represent that the amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Doug Hodgson

Doug Hodgson
Counsel
711 High Street
Des Moines, Iowa 503092-0300
(515) 362-2384 (office)
(866) 496-6527 (facsimile)
hodgson.doug@principal.com

Enclosure